SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 19, 2008

MASSBANK Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-15137	04-2930382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number

123 Haven Street, Reading, Massachusetts 01867

(Address of principal executive offices)

(781) 662-0100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

On March 19, 2008, the Board of Directors of MASSBANK Corp. (the “Company”) determined that, in light of the pending merger acquisition of the Company by Eastern Bank Corporation (“Eastern”) pursuant to the Agreement and Plan of Merger dated as of March 10, 2008 (the “Merger”), it is in the best interests of the Company’s shareholders to avoid the unnecessary expense of conducting the Company’s 2008 Annual Meeting of Stockholders and directed the Company not to schedule or hold its 2008 Annual Meeting of Stockholders, and further directed the Company to schedule (at a date, time and place to be subsequently determined by the Board of Directors) and hold a Special Meeting of Stockholders to consider and act upon only matters relating to the Merger.

Additional Information and Where to Find It

The Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its shareholders a proxy statement in connection with the Merger (the “Proxy Statement”). The Proxy Statement will contain important information about the Company, Eastern, the transaction and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov.

In addition, documents filed by the Company with the SEC, including filings that will be incorporated by reference in the Proxy Statement, can be obtained, without charge, upon written request addressed to the Secretary, MASSBANK Corp., 123 Haven Street, Reading, Massachusetts 01867.

The Company, Eastern and their respective directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the SEC on March 14, 2008, and its proxy statement for its 2007 annual meeting, as filed with the SEC on March 16, 2007. Information about Eastern’s directors, executive officers and other members of management is available from its 2006 Annual Report, which can be obtained for free from its website at www.easternbank.com, and will also be available in a Schedule 13D to be filed by Eastern with the SEC. Additional information regarding the interests of those participants may be obtained by reading the Proxy Statement regarding the proposed transaction when it becomes available. INVESTORS AND SECURITY HOLDERS SHOULD READ THE PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSBANK CORP.

Date: March 19, 2008

By:  /s/    Reginald E. Cormier

        Name:  Reginald E. Cormier

        Title:    Senior Vice President, Treasurer and

                     Chief Financial Officer